TRADE RX

Digitalizing the Retail Pharmacy Experience

Investor Presentation

April 2021

NASDAQ: MEDS

Safe Harbor Statement

The information set forth herein contains forward-looking statements. Forward-looking statements include all statements that do not relate solely to historical or current facts, including, but not limited to, statements regarding future operations, financial results, cash flows, costs and cost management initiatives, plans, expectations, projections, timelines, and operational and strategic initiatives, and can also be identified by the use of words like "will", "may," "can," "could," "should," "predict," "aim," "potential," "continue," "opportunity," "intend," "goal," "estimate," "expect," "expectations," "project," "projections," "plans," "anticipates," "believe," "think," "confident," "scheduled," or similar expressions. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors. These risk factors and others are included from time to time in documents TRxADE Group, Inc. files with the Securities and Exchange Commission (SEC), including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks and other filings with the SEC, available at the SEC's website at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on TRxADE Group, Inc.'s future results.

Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, TRxADE Group, Inc.'s business, plans, prospects, financial condition, liquidity, cash flows, projections and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Except as required by law, TRxADE Group, Inc. expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance.

In this document, we may rely on and refer to information regarding our industry and the market for our products and services in general from market research reports, analyst reports and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

The information set forth herein does not constitute an offer to sell or the solicitation of an offer to buy any securities of TRxADE Group, Inc., nor will there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

Use of Non-GAAP Financial Information

This presentation discusses "EBITDA" (earnings before interest, taxes, depreciation and amortization) and "Adjusted EBITDA" (EBITDA plus share in equity loss on investment and stock-based compensation). These measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. EBITDA and Adjusted EBITDA are presented because we believe they provide additional useful information to investors due to the various noncash items during the period. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: EBITDA and Adjusted EBITDA do not reflect cash expenditures, future requirements for capital expenditures, or contractual commitments; EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, working capital needs; and EBITDA and Adjusted EBITDA do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments. Although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Additionally, other companies in our industry may calculate EBITDA and Adjusted EBITDA differently than TRxADE Group, Inc. does, limiting its usefulness as a comparative measure. See appendix for reconciliation of these amounts to GAAP.

TRxADE

About TRxADE Group, Inc.

TRxADE is a technology-enabled health services platform company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S.

- **Market Leader:** Operates the largest technology platform serving the secondary pharmaceutical supply chain
- **Disruptive Innovation:** Significantly lowers drug and health services costs utilizing our proprietary technology platforms
- **Strategic Infrastructure:** Well developed, synergistic divisions ready for growth
- **Growing Rapidly:** Grew revenues 130% in 2020 servicing a total of 11,800+ registered independent pharmacies
- **Profitable:** Positive net operating profits in 8 of the last 12 quarters with strong margins
- **Robust Balance Sheet:** $5.9 million in cash with limited debt[2]
- **Experienced Management:** Management & Directors own ~54% of shares outstanding
- **Our Vision:** Digitalizing the retail pharmacy experience via consolidation of pharmaceutical supply chain and health services verticals.

TRxADE Group, Inc. (NASDAQ: MEDS)	
Share Price[1]	$4.26
Market Cap[1]	$34.5M
Revenues (TTM)[3]	$17.1M
Gross Margin (TTM)[3]	33.3%
Net Income (TTM)[3]	$(2.5)M
FY 2020 Adj. EBITDA [4]	$0.1M
Cash[2]	$5.9M
Debt[2]	$0.2M
Shares O/S[2]	8.1M
Float [2]	3.1M
Insider Ownership	61.5%

1) As of April 21, 2021
2) As of the quarter ended December 31, 2020.
3) TTM = Trailing Twelve Months ended December 31, 2020.
4) Adj. EBITDA is a non-GAAP term, net income before interest, taxes, depreciation and amortization as well as share in equity loss on investment and stock-based compensation. See appendix for reconciliation to GAAP.

Divisions of TRxADE Group

Platform Company with Various B2B + B2C Subsidiaries[1]

B2B B2C

TRADE X
Marketplace Platform

MEDCHEKS
(Health Passport)



BONUM HEALTH
(TeleHealth)

INTEGRA PHARMA SOLUTIONS
(Rx Distributor)

COMMUNITY SPECIALTY PHARMACY
(Pharmacy)

"Innovation Lab"
(Technology Bridge)

B2B Business to Business

Robust procurement technology platform that delivers a lower cost and transparent procurement process for independent pharmacists compared to industry norms.

Optimization of physician orders to pharmacies via the use of enhanced technology bridges.

B2C Business to Consumer

Provide patients access to digital health services and virtual engagements with physicians and pharmacists.

Provide turnkey logistical and digital services to network pharmacies to engage and offer last mile delivery of dispensed medications to patients.

1) Pie slices not representative of revenue mix between subsidiaries

TRxADE Marketplace

Our B2B Pharmaceutical Supply Chain Platform

U.S. Pharmaceutical Industry[1]

- Projected $685B per year industry size by 2023 and growing; Over 65,000 pharmacy facilities
- Approximately 9 out of 10 Americans live within 5 miles of a community pharmacy
- Excluding several large national chains, there are ~21,000 independent pharmacies in the U.S. that represent ~$73.7 Billion in drug purchases annually
- Owners of pharmacies are looking for more revenue channels; as average prescription margins are declining and some filled at a LOSS

The Problem

- The existing market for prescription drugs is both large & growing; yet highly inefficient and lacking transparent pricing or significant innovation
- Large pharmacy benefit managers (PBM), wholesalers & large retail chains dominate the retail pharmacy space and have significant leverage when negotiating drug purchasing and larger insurance contracts that smaller retail pharmacies often cannot compete with
- Suppliers, particularly the big 3 wholesalers (AmerisourceBergen Corporation, Cardinal Health & McKesson Corporation), often reprice inventory daily

Independent Pharmacy Nationwide Footprint



Growth Opportunity
9,200
TRxADE Registered Users
11,800+

Projected North America ePharmacy Market[3]
(USD Billion)

2014 – 2025 CAGR of 14.8%



11.63
12.42
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
U.S.
Canada

TRxADE

1) U.S. Pharmaceuticals Industry Analysis and Trends 2023 2) NCPA 2020 Digest Report 3) Drugchannels.net 2019

TRxADE Marketplace

Our B2B Pharmaceutical Supply Chain Platform

Our Marketplace Solution

- TRxADE's exchange platform offers a clear and concise interface that allows registered independent pharmacies to analyze "up-to-the-minute" supply & pricing from multiple pharma suppliers
- Economies of scale and TRxADE's proprietary algorithms deliver cost reduction, transparency and operational benefits for independent pharmacies
- Platform benefits to date: Reduction of pharmacy's procurement costs by up to 7-10%
- 11,800+ independent pharmacies & medical centers in 50 states registered on the TRxADE Platform
- Expansion of primary wholesaler Group Purchasing (GPO) contracts and data analytics (planned)


TRADE
Top Trending on Trxade

Bonum Health

Patient Centric Telehealth Services

Access to Board-Certified Providers & Health Assessment Tools from Anywhere

Individually or through an employer sponsored program, patients can access board-certified medical providers nationwide using the Bonum Health mobile app, website or in the future, pending the outcome of pilot programs and further roll-out, by visiting a Bonum Health Hub.

- Provides patients Cost Effective virtual healthcare access 24/7/365 with no insurance and long-term contracts necessary[1]
- Consumer and Employer offered Telehealth services: Telemedicine (Future: Hearing, Dental and Vision)
- Smart Technology and Bluetooth give Doctors and Specialty Providers the capability to view vitals via integrations (FitBit, iHealth, Etc.)
- Dashboard to view past Doctor and Specialty Providers visits, keep track of appointments, track vitals and more
- Ability to access pharmacy locations to receive vaccinations, health tests followed by pharmacist led counseling and support services

NEW - Health technology bundle, Bonum Health+


A La Carte Products
BONUM HEALTH

Strategic Partnerships

- Strategic revenue share partnership with SingleCare, a prescription savings service, to further lower costs to consumers
- Distribution partnership with national grocery chains: Recent Partnership with KPH Healthcare Services spans servicing the patients of two of its divisions:
    - Patients of ~100 Kinney Drug retail pharmacies
    - 2,000,000+ Rx discount card members of Kinney's sister company, ProAct, a fully integrated pharmacy benefits manager

1) cdc.gov 32.8M uninsured patients in 2019

Healthcare Infrastructure

Pharmacy & Wholesale Divisions Broaden Capabilities

Integra Pharma Solutions

Integra Pharma Solutions is the pharmaceutical supplier of choice for healthcare organizations of all sizes. The Company's expertise in the distribution of products extends to all healthcare markets including Government Organizations, Hospitals, Clinics, and Independent Pharmacies nationwide via its TRxADE Prime model.

- Sale of personal protective equipment (PPE) and COVID-19 tests to hospitals, governments, corporations and independent pharmacies operating on the TRxADE network
- Currently in VAWD (Drug Distributor Accreditation) Pending Status
- Core Competencies in pharmaceuticals, diabetic supplies, veterinary, PPE products and more
- $800K+ in Awards from the US Department of Veterans Affairs
- Access to 23K+ SKUs, 500+ MFRs & 60+ supply partners
- Holds pharmaceuticals distributor licenses in 36 states

Community Specialty Pharmacy

- Tele-pharmacy enabling various other TRxADE solutions
- Streamlines fulfillment for telemedicine companies nationwide
- Integrated with TRxADE subsidiary Bonum Health for turnkey telehealth solutions for individuals and businesses
- Procurement of personal protective equipment (PPE)
- Specialized care for patients suffering from chronic conditions
- Medication therapy management (MTM) services
- Coordination of prior authorization (PA) with insurance companies
- Consult providers with recommendations on drug therapy and improving outcomes

MedCheks Digital Health Passport

Secure Display of Vaccination & COVID-19 Test Result Status

The **MedCheks Health Passport,** currently in development, will store an individual's health records safely in one place leveraging state-of-the-art encryption & blockchain technology, allowing the holder to securely display:

- Their vaccination status
- Results from recent COVID-19 test results

MedCheks is led by James Ram, industry thought leader instrumental in the implementation of the first fully biometric ePassport in the Americas. Revenue model expected to be fee per use.



Tomorrow's Digital Health Services Opportunity

Current Pharmacy Services Landscape

Non-Insurance based technology providers

- GoodRx
- RO
- Hims
- Phil

New Age Digital Pharmacies

- Amazon-PillPak
- Alto Pharmacy
- Capsule
- Nimble
- HealthWarehouse
- True Pill

Logistic Providers

- ScriptDrop
- Uber Health

Retail Pharmacy Shortcomings

- Lack of a comprehensive model to optimize Prime Vendor contracts and alternate source vendors to lower drug cost effectively
- Often lack technology, marketing and financial capabilities to optimize patient care
- Unable to compete against large vertical channel partnerships (e.g. Aetna-Caremark-CVS, McKesson-Walmart) without support from a partner like TRxADE
- Often restricted by insurance contracts to offer below Usual and Customary (U&C) prices to patients

TRADE X

TRxADE's Opportunity

The Opportunity

Digitally unify brick and mortar retail pharmacies to deliver exceptional patient-centric health services

We believe the industry needs:

A third-party technology solution able to address the shortcomings & digitalize the retail pharmacy experience cost effectively

A trusted provider able to unify pharmacy networks and bring standardization to pharmacy services



A true partner with experience and resources to create complex bridges between fragmented healthcare services to drive coordination of patient care

A national distribution partner network able to service uninsured and under insured patients

TRxADE's Future Vision: A Digital Health Services Ecosystem*

Goal to Create a Trusted Technology Platform Delivering Exceptional Patient Health Outcomes

Telemedicine

Access to a licensed physician 24/7/365 from the comfort of patient's home for non-insured or underinsured patients.

Telepharmacy

Access to a licensed network pharmacist of their choice from within their community for medication counseling and related health concerns.

Digital Health Passport

Comprehensive digital vaccination certification and related health services app to the travel, entertainment and retail industries.

Prescription Delivery

Patient can opt to pick up their medication or have it delivered by a HIPAA certified courier on the same day.

Health Hubs

Ability to access network pharmacy locations to receive vaccinations and have other health tests followed by pharmacist led counseling and access to other support services.

Prescription Automation

Patient able to research a medication, its cost and side effects before deciding to fill it. Have ability to talk to their trusted pharmacist; learn about their insurance coverage and other patient assistance programs; and have access to pharmacy-assisted replenishment programs, medication synchronization programs, insurance and physician interaction at no additional cost.

* Capabilities under development

TRxADE Industry Comparable Companies[1]

		Valuation[2]	Category: Prescription
Pharmacy Comps - Retail Distribution	**TRxADE**	**$35M**	**Secondary Marketplace Distribution (B2B)**
	Amerisource (Good Neighbor Pharmacy)	$21B	Primary Supplier
	McKesson (Healthmart)	$28B	Primary Supplier
	Cardinal (Leader)	$15B	Primary Supplier

			Category: Value-Based Care
Specialty Health Comps – Specialty Retail	**TRxADE**	**$35M**	**Digital Health & Health Hub**
	Hims/Hers	$1.68B	Lifestyle Conditions
	Good Rx	$18B	Discount Care Card
	Amazon Pharmacy	$700M	Mail-Order Pharmacy
	Capsule Rx	$270M	Last mile pharmacy

			Category: Employer B2B
Health Services Comps	**TRxADE**	**$35M**	**New**
	OptimizeRx	$1B	Health Services

1) Sources: Pitchbook, Crunchbase, SEC 2) Valuations are approximate and may differ from Actuals, Source: www.finance.yahoo.com.

Selected Financials

- **Rapid Growth:** 130% YoY growth in FY2020 with strong sequential growth, recent revenue growth bolstered by wholesale transactions
- **High Margin:** Revenue from transaction fees on marketplace platform (Credit Card/PayPal model) does not include the drugs value (over $100M annually), hence "tech like margins"
- **Built-Out Platform:** Continued platform development requires minimal capital expenditures
- **Positive Adj. EBITDA:** $0.1M in adjusted EBITDA in FY2020[1]
- **Strong Balance Sheet**: $5.9 million in cash with limited debt provides strong foundation for growth

(USD $ in Millions)	TTM December 31, 2020	TTM December 31, 2019
Revenue	$17.1	$7.4
Gross Profit	$5.7	$4.9
Net Income (Loss)	$(2.5)	$(0.3)
Adjusted EBITDA (Loss)	$0.1	$0.9
	December 31, 2020	**December 31, 2019**
Cash & Cash Equivalents	$5.9	$2.9
Debt	$0.2	$0.2

1) Adj. EBITDA (Loss) is a non-GAAP term, net income before interest, taxes, depreciation and amortization as well as share in equity loss on investment and stock-based compensation. See appendix for a reconciliation of these amounts to GAAP.

Annual Revenue Growth

(USD $ in Thousands)



$956
$1,496
$4,992
$2,482
$2,931
$3,832
$7,436
$17,122
2013
2014
2015
2016
2017
2018
2019
2020

TRADE RX

Management



Suren Ajjarapu, Chairman of the Board and Chief Executive Officer

Mr. Ajjarapu has served as Chairman of the Board, Chief Executive Officer and Secretary since our acquisition of TRxADE Group, Inc., a Nevada corporation ("TRxADE Nevada") (our predecessor company) on January 8, 2014, and as the Chairman of the Board, Chief Executive Officer and Secretary of TRxADE Nevada since its inception. Mr. Ajjarapu has also served as Chairman of the Board for Feeder Creek Group, Inc., since March 2018. Feeder Creek Group, Inc. is a company involved in developing renewable natural gas sites in Iowa. Mr. Ajjarapu was a Founder, CEO and Chairman of Sansur Renewable Energy, Inc., a company involved in developing wind power sites in the Midwest, United States, from 2009 to 2012. Mr. Ajjarapu was a Founder, President and Director of Aemetis, Inc., a biofuels company (AMTX.OB) and a Founder, Chairman and Chief Executive Officer of International Biofuels, a subsidiary of Aemetis, Inc., from 2006 to 2009. Mr. Ajjarapu was Co-Founder, COO, and Director Global Information Technology, Inc., an IT outsourcing and systems design company, headquartered in Tampa, Florida with major operations in India from 1995 to 2006. Mr. Ajjarapu holds an MS in Environmental engineering from South Dakota State University, Brookings, South Dakota, and an MBA from the University of South Florida, specializing in International Finance and Management. Mr. Ajjarapu is also a graduate of the Venture Capital and Private Equity program at Harvard University.



Prashant Patel, Director, President and Chief Operating Officer

Mr. Patel has served as our full-time President and COO, and as a director, since our acquisition of TRxADE Nevada on January 8, 2014. Mr. Patel is a registered pharmacist and pharmaceutical consultant with over twenty years of experience in retail pharmacy and pharmaceutical logistics, and the founder of several pharmacies in the Tampa Bay, Florida area. Since October 2008, Mr. Patel has been Managing Member of APAA LLC, a pharmacy and CEO of Pharmaceutical Returns Of America LLC, a pharmaceutical reverse distributor. Mr. Patel graduated from Nottingham University School of Pharmacy and practiced in the UK before obtaining his masters in Transport, Trade and Finance from Cass Business School, City University, UK.



Howard A. Doss, Chief Financial Officer

Mr. Doss has served as the CFO of TRxADE Group, Inc. since January 2014. Mr. Doss has served in a variety of capacities with accounting and investment firms. He joined the staff of Seidman & Seidman (BDO Seidman, Dallas) in 1977 and, in 1980, he joined the investment firm Van Kampen Investments, opening the firm's southeast office in Tampa, Florida in 1982. He remained with the firm until 1996 when he joined Franklin Templeton to develop corporate retirement plan distribution. After working for the Principal Financial Group office in Tampa, Florida, Mr. Doss was City Executive for U.S. Trust in Sarasota, Florida, responsible for high net worth individuals. He retired from that position in 2009. He served as CFO and Director for Sansur Renewable Energy an alternative energy development company, from 2010 to 2012. Mr. Doss has also served as President of STARadio Corp. since 2005. Mr. Doss is a member of the America Institute of CPA's. He is a graduate of Illinois Wesleyan University.

TRADE X

Key Takeaways

NASDAQ:MEDS

TRxADE is a technology-enabled health services platform company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S.

A Tech Focused Healthcare Services Company

- **Market Leader:** Operates the largest technology platform serving the secondary pharmaceutical supply chain
- **Disruptive Innovation:** Significantly lowers drug and health services costs utilizing our proprietary technology platforms
- **Strategic Infrastructure:** Well developed, synergistic divisions ready for growth
- **Growing Rapidly:** Grew revenues 130% in 2020 servicing a total of 11,800+ registered independent pharmacies
- **Profitable:** Positive net operating profits in 8 of the last 12 quarters with strong margins
- **Robust Balance Sheet:** $5.9 million in cash with limited debt[2]
- **Experienced Management:** Management & Directors own ~54% of shares outstanding
- **Our Vision:** Digitalizing the retail pharmacy experience via consolidation of pharmaceutical supply chain and health services verticals.

Annual Revenue Growth
(USD $ in Thousands)



$956
$1,496
$4,992
$2,482
$2,931
$3,832
$7,436
$17,122
2013
2014
2015
2016
2017
2018
2019
2020

Contact Us

Investor Relations Contact
Lucas A. Zimmerman
Senior Vice President
MZ North America
Main: 949-259-4987
MEDS@mzgroup.us
www.mzgroup.us

TRxADE Group, Inc.
3840 Land O' Lakes Boulevard
Land O'Lakes, FL 34639
(800) 261-0281

www.trxadegroup.com

www.trxade.com
www.rxintegra.com
www.bonumhealth.com
www.comsprx.com
www.medcheks.com

Appendix:

Consolidated Balance Sheet

Trxade Group, Inc.
Consolidated Balance Sheets
December 31, 2020 and 2019

	December 31, 2020	December 31, 2019
Assets		
Current Assets		
Cash	$ 5,919,578	$ 2,871,694
Accounts Receivable, net	805,043	792,050
Inventory	1,257,754	56,761
Prepaid Assets	151,248	82,452
Other Receivables	1,087,675	-
Total Current Assets	9,221,298	3,802,957
Property Plant and Equipment, Net	162,397	174,987
Other Assets		
Deposits	21,636	21,636
Deferred offering costs	-	88,231
Right of use leased assets	387,371	757,710
Goodwill	-	725,973
Total Assets	$ 9,792,702	$ 5,571,494
Liabilities and Stockholders' Equity		
Current Liabilities		
Accounts Payable	$ 256,829	$ 334,614
Accrued Liabilities	219,256	98,852
Current Portion – Operating Lease Liabilities	131,153	87,350
Customer Deposits	10,000	-
Notes Payable – Related Party	225,000	-
Total Current Liabilities	842,238	520,816
Long Term Liabilities		
Notes Payable – Related Party	-	225,000
Operating Lease Liabilities, net of current portion	271,306	685,461
Total Liabilities	1,113,544	1,431,277
Stockholders' Equity		
Series A Preferred Stock, $0.00001 par value; 10,000,000 shares authorized; none issued and outstanding as of December 31, 2020 and December 31, 2019, respectively	-	-
Common Stock, $0.00001 par value; 100,000,000 shares authorized; 8,093,199 and 6,539,415 shares issued and outstanding as of December 31, 2020 and 2019, respectively	81	65
Additional Paid-in Capital	19,610,631	12,535,655
Retained Deficit	(10,931,554)	(8,395,503)
Total Stockholders' Equity	8,679,158	4,140,217
Total Liabilities and Stockholders' Equity	$ 9,792,702	$ 5,571,494

Appendix:

Consolidated Statements of Operations

Trxade Group, Inc.
Consolidated Statements of Operations
Years Ended December 31, 2020 and 2019

	2020	2019
Revenues, net	$ 17,122,520	$ 7,436,264
Cost of Sales	11,415,198	2,565,500
Gross Profit	5,707,322	4,870,764
Operating Expenses		
Loss on write-off of software asset	-	368,520
Loss on Impairment of Goodwill	725,973	-
General and Administrative	7,488,011	4,377,020
Total Operating Expenses	8,213,984	4,745,540
Operating Income (Loss)	(2,506,662)	125,224
Other Income	-	72,075
Investment Loss	-	(250,000)
Loss on Extinguishment of Debt	-	(178,500)
Interest Expense	(29,389)	(53,227)
Net Loss	$ (2,536,051)	$ (284,428)
Net Loss per Common Share – Basic and Diluted	$ (0.33)	$ (0.05)
Weighted average Common Shares Outstanding Basic and Diluted	7,705,620	5,929,092

Appendix:

Reconciliation of Net Income to Adj. EBITDA[1]

Reconciliation of Net Income (Loss) attributable to Trxade Group, Inc., to Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA*

	For the three months ended December 31, 2020	For the three months ended December 31, 2019	Fiscal Year ended December 31, 2020	Fiscal Year ended December 31, 2019
Net Income (Loss) attributable to Trxade Group, Inc.	$ (2,312,162)	$ (495,203)	$ (2,536,051)	$ (284,428)
Add (deduct):				
Interest, net	6,725	6,410	29,389	53,227
Depreciation and amortization	1,750	1,250	5,500	5,000
EBITDA	**(2,303,687)**	**(487,543)**	**(2,501,162)**	**(226,201)**
Add (deduct):				
Share in Equity losses on Investment	-	-	-	250,000
Loss on write-off of software asset	-	368,520	-	368,520
Loss on extinguishment of debt	-	178,500	-	178,500
Loss on impairment of Goodwill	725,973	-	725,973	-
Stock-based compensation	162,877	113,871	1,863,048	281,828
Adjusted EBITDA *	**$ (1,414,837)**	**$ 178,348**	**$ 87,859**	**$ 852,647**

1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. See also "Use of Non-GAAP Financial Information", above.